1940 Act
Rule 30b2-1

VIA EDGAR

March 11, 2019

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Jackson VFL Variable Annuity Separate Account

File No. 811-07547, CIK 0001007009

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the referenced separate account, a unit investment trust registered under the Act, mailed to its contract owners reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated. These filings are hereby incorporated by reference.

Investment Company	CIK	Date Filed
The Alger Portfolios	0000832566	3/5/19
AB Variable Products Series Fund, Inc.	0000825316	2/21/19
American Century Variable Portfolios, Inc.	0000814680	2/22/19
Federated Insurance Series	0000912577	2/25/19
First Eagle Variable Fund	0001000249	3/6/19
Franklin Templeton Variable Insurance Products Trust	0000837274	3/7/19
Janus Aspen Series	0000906185	3/1/19
Lazard Retirement Series, Inc.	0001033669	3/8/19
MFS Variable Insurance Trust	0000918571	2/26/19
Universal Institutional Funds, Inc.	0001011378	3/1/19
Van Eck VIP Trust	0000811976	3/8/19
Variable Insurance Products Fund	0000356494	2/25/19
Variable Insurance Products Fund II	0000831016	2/25/19
Variable Insurance Products Fund V	0000823535	2/25/19

/s/	William Moorcroft

William Moorcroft

Chief Compliance Officer

Phoenix Life Insurance Company

Administrator for Valley Forge Life Insurance Company